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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    Form 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-23847


               Virginia                                54-1873994
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)

                    25020 Shore Parkway Onley, Virginia 23418
               (Address of principal executive offices) (Zip Code)

                                 (757) 787-1335
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

         On August 10, 2006, Shore Financial Corporation issued a press release announcing its intention to effect a six-for-five stock split of Shore Financial Corporation common stock. The stock will be distributed on or about September 15, 2006 to shareholders of record at the close of business on August 30, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

         (d)    Exhibits.

         Exhibit 99.1 Press release announcing Shore Financial Corporation's intention to effect a six-for- five stock split.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                      By:      /s/  Steven M. Belote
                              -------------------------------------------------
                                Steven M. Belote
                                Vice President and Chief Financial Officer


August 11, 2006

FOR IMMEDIATE RELEASE
Onley, Virginia
Thursday, August 10, 2006

                Shore Financial Corporation Announces Stock Split

         Shore Financial Corporation (Nasdaq: SHBK) announced its intention to effect a 6-for-5 split in the common stock of the Corporation for shareholders of record at the close of business on August 30, 2006. Once effected shareholders will receive a certificate for one additional share of common stock for each five shares of the Corporation's common stock held by the shareholder, together with a cash payment in lieu of any fractional share interest. Shares will be issued on or about September 15, 2006 by Fulton Financial Advisors, the company's transfer agent.

         Shore Financial Corporation is the only publicly traded company with headquarters on the Eastern Shore of Virginia. Its stock is traded on the NASDAQ Global Market under the symbol SHBK. Its banking subsidiary, Shore Bank, serves the Eastern Shore of Maryland and Virginia through seven full-service banking facilities, twenty-three ATMs and twenty-four hour telephone and online banking services. Through banking subsidiaries and affiliated companies, the bank provides title insurance, trust services, and nondeposit investment products. For more information on stock, products and services, visit www.shorebank.com.

         This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in economic conditions; significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the company's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. Shore Financial Corporation does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

For further information, contact:
Lynn M. Badger
Shore Financial Corporation
P.O. Box 920 Onley, Virginia 23418
(757) 787-1335, lbadger@shorebank.com